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                                                                     Exhibit 4.2
FRONT

ARB

COMMON STOCK   COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 04033V 10 4

This Certifies That    is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITH PAR VALUE OF $0.002, OF

ARIBA, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile signatures of its duly authorized officers.
Dated:

VICE PRESIDENT, CHIEF FINANCIAL OFFICER
AND SECRETARY

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE



BACK


ARIBA, INC.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   N    as tenants in common
     TEN ENT   N    as tenants by the entireties
     JT TEN    N    as joint tenants with right of
               survivorship and not as tenants
               in common


     UNIF GIFT MIN ACT   N    ......................... Custodian ..............
                      (Cust)                               (Minor)
                    under Uniform Gifts to Minors
                    Act ........................................................
                                                    (State)
     UNIF TRF MIN ACT    N    ............... Custodian (until age ............)
                    (Cust)
                    ............................ under Uniform Transfers
                            (Minor)
                    to Minors Act ..............................................
                                                (State)

Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                         hereby sell, assign and transfer
 unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

X
X
NOTICE:


THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.